UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 29, 2012
(Date of earliest event reported)

THOMAS & BETTS CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

1- 4682	22-1326940
(Commission File Number)	(IRS Employer Identification No.)

8155 T&B Boulevard
Memphis, Tennessee 38125
(Address of Principal Executive Offices)(Zip Code)

(901) 252-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On January 29, 2012, Thomas & Betts Corporation, a Tennessee corporation (the “Company”), ABB Ltd, a corporation organized under the laws of Switzerland (“Parent”), and Edison Acquisition Corporation, a Tennessee corporation and a wholly-owned indirect subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation.

At the effective time and as a result of the Merger, (i) the Company will become a wholly-owned indirect subsidiary of Parent, and (ii) each common share of the Company will be converted into the right to receive $72.00 in cash, without interest.

Consummation of the Merger is subject to customary conditions, including approval of the holders of the Company common stock, expiration or termination of the applicable Hart-Scott-Rodino waiting period and clearances from competition authorities in certain other jurisdictions, including the European Union.  The consummation of the Merger is not subject to any financing condition.

The Company and Parent each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by the Company to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

The Merger Agreement contains certain termination rights for the Company and for Parent, and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be obligated to pay a termination fee to Parent of $116,000,000.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about Parent or the Company.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement.  The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s respective public disclosures.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

Item 2.02 Results of Operations and Financial Condition

On January 30, 2012, the Company, by a press release furnished as Exhibit 99.1 to this report, and incorporated herein by reference, announced the financial results for the fourth quarter and the fiscal year ended December 31, 2011.

Item 8.01 Other Events

On January 30, 2012, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Additional Information and Where to Find It

This document may be deemed to be soliciting material in respect of the proposed merger between the Company and a subsidiary of Parent.  In connection with the proposed merger, Thomas & Betts will file a preliminary proxy statement and a definitive proxy statement with the United States Securities and Exchange Commission (the “SEC”).  The information contained in the preliminary filing will not be complete and may be changed.  Before making any voting or investment decisions, investors and security holders are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the proposed merger.  The definitive proxy statement will be mailed to the shareholders of Thomas & Betts seeking their approval of the proposed merger.  Thomas & Betts’ shareholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to: Thomas & Betts Corporation, 8155 T&B Boulevard, Memphis, TN 38125, Attention: General Counsel.  In addition, the preliminary proxy statement and definitive proxy statement will be available free of charge at the SEC’s website, www.sec.gov, or shareholders may access copies of the documentation filed with the SEC by Thomas & Betts on its website at www.tnb.com.

Interests of Participants

Thomas & Betts and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger.  Information regarding Thomas & Betts’ directors and executive officers is available in Thomas & Betts’ proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on March 11, 2011.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Thomas & Betts shareholders in connection with the proposed merger will be set forth in the preliminary proxy statement when it is filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This document includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are not historical facts and are subject to risks and uncertainties in our operations, business, economic and political environment.  Forward-looking statements may be identified by the use of words such as “achieve,” “should,” “could,” “may,” “anticipates,” “expects,” “might,” “believes,” “intends,” “predict,” “will” and other similar expressions.  These statements are based on the current expectations and beliefs of the Company, and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements.  Those risks and uncertainties include, but are not limited to: 1) the possibility that the companies may be unable to obtain shareholder or regulatory approvals required for the merger; 2) the risk that a condition to closing of the proposed transaction may not be satisfied; 3) the Company’s and Parent’s ability to consummate the proposed merger, including the financing thereof; 4) the businesses may suffer as a result of uncertainties surrounding the merger; 5) the ability of the Company to retain and hire key personnel and maintain relationships with providers or other business partners; and 6) the industry may be subject to future regulatory or legislative actions and other risks that are described in SEC reports filed or furnished by the Company and Parent.

Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Thomas & Betts.  Thomas & Betts assumes no obligation and expressly disclaims any duty to update information contained in this filing except as required by law.

Item 9.01 Financial Statements and Exhibits

(d)              Exhibits

2.1
Agreement and Plan of Merger, dated as of January 29, 2012, by and among Parent, Merger Sub and the Company (the schedules and exhibits thereto have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Press Release of the Company dated January 30, 2012.

99.2	Joint Press Release of the Company and Parent dated January 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation (Registrant)

By:	/s/ W. David Smith, Jr.
W. David Smith, Jr.
Assistant General Counsel and
Assistant Secretary

Date:  January 30, 2012

Exhibit Index

Exhibit	Description of Exhibits
2.1
Agreement and Plan of Merger, dated as of January 29, 2012, by and among Parent, Merger Sub and the Company (the schedules and exhibits thereto have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Press Release of the Company dated January 30, 2012.
99.2	Joint Press Release of the Company and Parent dated January 30, 2012.